Exhibit 77.o

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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                       SMALLCAP FUND, INC.
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                                                 Security Purchased             Comparison Security           Comparison Security
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Issuer                                                Altiris, Inc.                   Netflix, Inc.            Commerce One, Inc.
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Underwriters                        CS First Boston, Deutsche Bank,   Merrill Lynch, Thomas Weisel,     CS First Boston, DLJ , US
                                       UBS Warburg, DA Davidson, AG US Bancorp Piper Jaffray, Allen        Bancorp Piper Jaffray,
                                    Edwards, Invemed,  Investec PMG       & Co., SG Cowen, Utendahl          BancBoston Robertson
                                         Capital, Janney Montgomery                Capital Partners         Stephens, AG Edwards,
                                              Scott, Pacific Crest,                                       Invemed, Moors & Cabot,
                                     Prudential, RBC Dain Rauscher,                                     Charles Schwab, SoundView
                                             Sanders Morris Harris,                                                    Technology
                                               SoundView Technology
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
Years of continuous operation,                                   >3                              >3                            >3
including predecessors
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Security                                                       ATRS                            NFLX                          CMRC
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Is the affiliate a manager or                               co-lead                             n/a                           n/a
co-manager?
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Name of underwriter or dealer from                  CS First Boston                             n/a                           n/a
which purchased
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Firm commitment?                                                Yes                             Yes                           Yes
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Trade date/Date of Offering                               5/22/2002                       5/22/2002                      5/5/1999
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Total dollar amount of offering                                  $-                              $-                            $-
sold to QIBs
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Total dollar amount of any                           $50,000,000.00                     $82,500,000                   $69,300,000
concurrent public offering
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Total                                                $50,000,000.00                     $82,500,000                   $69,300,000
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Public offering price                                        $10.00                           15.00                         21.00
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Price paid if other than public                                 n/a                             n/a                           n/a
offering price
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Realized Gain/Loss on Sale of                            $5, 356.16                             n/a                           n/a
Security                                                   (-9.92%)
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Unrealized Gain/Loss at 6/30/02                                 n/a                             n/a                           n/a
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Underwriting spread or commission                         $.70 (7%)                      $1.05 (7%)                    $1.47 (7%)
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Shares purchased                                                                                n/a                           n/a
                                                              5,400
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$ amount of purchase                                     $54,000.00                             n/a                           n/a
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% of offering purchased by fund                              0.108%                             n/a                           n/a
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% of offering purchased by                                   0.326%                             n/a                           n/a
associated funds*
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Total                                                        0.434%                             n/a                           n/a
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               Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2002 through March 31, 2002
                                                         DeAM (MGIT)
                                                     SMALLCAP FUND, INC.
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                                                 Security Purchased            Comparison Security        Comparison Security
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Issuer                                      HEARTLAND EXPRESS, INC.          KNIGHT TRANSPORTATION       SWIFT TRANSPORTATION
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Underwriters                               Bear Stearns, DBAB, BB&T    Credit Suisse First Boston,        Credit Suisse First
                                     Capital Markets, Morgan Keegan     Bear Stearns, BB&T Capital      Boston, Morgan Keegan
                                                & Company, Stephens     Markets, Morgan Keegan, AG
                                                                                    Edwards & Sons
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Years of continuous operation,                                   >3                             >3                         >3
including predecessors
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Security                                                       HTLD                           KNGT                       SWFT
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Is the affiliate a manager or                            co-manager                             No                         No
co-manager?
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Name of underwriter or dealer from                     Bear Stearns                            n/a                        n/a
which purchased
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Firm commitment?                                                Yes                            Yes
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Trade date/Date of Offering                               1/18/2002                      11/1/2001                  6/21/2001
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Total dollar amount of offering                                  $-                             $-                         $-
sold to QIBs
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Total dollar amount of any                              $92,250,000                    $73,500,000                         $-
concurrent public offering
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Total                                                   $92,250,000                    $73,500,000                $19,200,000
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Public offering price                                        $30.75                         $24.50                     $16.00
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Price paid if other than public                                 n/a                            n/a                        n/a
offering price
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Realized Gain/Loss on Sale of                                   n/a                            n/a                        n/a
Security
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Unrealized Gain/Loss at 3/31/02                  $113,295 (-35.09%)                            n/a                        n/a
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Underwriting spread or commission                    $1.461 (4.75%)                    $1.225 (5%)                 $0.80 (5%)
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Shares purchased                                                                               n/a                        n/a
                                                             10,500
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$ amount of purchase                                       $322,875                            n/a                        n/a
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% of offering purchased by fund                              0.350%                            n/a                        n/a
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% of offering purchased by                                   0.787%                            n/a                        n/a
associated funds*
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Total                                                        1.137%                            n/a                        n/a
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    Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2002 through March 31, 2002
                                  DeAM (MGIT)

                               SMALLCAP FUND, INC.
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                                                     Security Purchased         Comparison Security           Comparison Security
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Issuer                                            WCI COMMUNITIES, INC.   NEWMARK HOMES CORPORATION       ASBURY AUTOMOTIVE GROUP
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Underwriters                              UBS Warburg, CS First Boston,      Dain Rauscher, Laidlaw Goldman Sachs, Merrill Lynch,
                                               DBAB, AG Edwards, Janney           Global Securities Salomon Smith Barney, Raymond
                                          Montgomery Scott, Legg Mason,                                           James, Stephens
                                         McDonald Investments, Freimark
                                                 Blair, Jolson Merchant
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Years of continuous operation,                                       >3                          >3                            >3
including predecessors
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Security                                                            WCI                        NHCH                           ABG
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Is the affiliate a manager or                                co-manager                          No                            No
co-manager of offering?
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Name of underwriter or dealer from                          UBS Warburg                         n/a                           n/a
which purchased
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Firm commitment underwriting?                                       Yes                         Yes                           Yes
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Trade date/Date of Offering                                   3/12/2002                   3/12/1998                     3/13/2002
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Total dollar amount of offering sold to                             n/a                         n/a                           n/a
QIBs
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Total dollar amount of any concurrent              $        131,100,000        $         19,530,000          $        127,050,000
public offering
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Total                                              $        131,100,000        $         19,530,000          $        127,050,000
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Public offering price                                $            19.00          $            10.50            $            16.50
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Realized Gain/Loss on Sale of Security         $    42,984.40 (+27.59%)                         n/a                           n/a
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Realized Gain/Loss at 3/31/02                                       n/a                         n/a                           n/a
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Price paid if other than public                                     n/a                         n/a                           n/a
offering price
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Underwriting spread or commission                  $          1.33 (7%)        $         0.735 (7%)          $          1.16 (7%)
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Shares purchased                                                                                n/a                           n/a
                                                                  8,200
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$ amount of purchase                                 $          155,800                         n/a                           n/a
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% of offering purchased by fund                                  0.119%                         n/a                           n/a
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% of offering purchased by associated                            0.255%                         n/a                           n/a
funds*
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Total                                                            0.374%                         n/a                           n/a
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